                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.  20549

                                     ------------

                                       FORM 8-K


                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest
    event reported):  NOVEMBER 22, 1996          Commission File Number 1-8383




                               MISSION WEST PROPERTIES




Incorporated in California     IRS Employer Identification Number:  95-2635431



Principal Executive Offices:                          Telephone:  (619) 450-3135
    6815 Flanders Drive, Suite 250
    San Diego, California  92121-3914

Item 5:  OTHER EVENTS

On November 22, 1996, Mission West Properties (seller) and Lincoln Property Company N.C., Inc. (purchaser) executed Amendment No. 1 to their Agreement of Purchase and Sale and Joint Escrow Instructions.


Item 7:  EXHIBITS

   (10) Additional Exhibits: Amendment No. 1 to Agreement of Purchase and Sale and Joint Escrow Instructions (excluding exhibits), dated November 22, 1996.



                                      SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



MISSION WEST PROPERTIES
       Registrant





By: /s/  Katrina L. Thompson
     ------------------------------
         Katrina L. Thompson
         Chief Financial Officer & Secretary
         (Principal Financial and Accounting Officer)
         November 25, 1996


                                         -2-